Exhibit 99.1

TRIANGLE PETROLEUM PROVIDES FINANCIAL RESULTS AND OPERATIONAL UPDATE FOR third QUARTER FISCAL YEAR 2016

DENVER, Colorado, December  8, 2015 – Triangle Petroleum Corporation (“Triangle” or the “Company”) (NYSE MKT: TPLM) today provides an operational update and reports its third quarter fiscal year 2016 financial results for the three-month period ended October  31, 2015 (“Q3 fiscal 2016” or “Q3 FY 2016”).

Third Quarter Highlights for Fiscal Year 2016 (ended October  31, 2015)

•	Quarterly production volumes of ~1,259 Mboe (13,685 Boepd)
•	Consolidated cash flow from operations (before working capital changes) of $31.4 million and operating cash flow of $62.2 million
•	Consolidated adjusted revenue of $93.0 million including $27.9 million of cash receipts from hedge settlements
•	Consolidated adjusted EBITDA of $38.5 million
•

$293.0 million of total liquidity as of October  31, 2015 (+2% q/q), including $36.3 million of cash on hand and available borrowing capacity on the Triangle USA Petroleum (“TUSA”) and RockPile Energy Services (“RockPile”) credit facilities

•

TUSA and RockPile reduced debt by $26 million, or ~4%, including the repurchase and retirement of $10 million of face value of TUSA 6.75% Senior Notes and a net reduction in the outstanding balance of the combined TUSA and RockPile credit facilities of $16 million

•	TUSA and RockPile in full compliance with all financial covenants of respective credit facilities

•	TUSA generated adjusted revenue of $70.7 million in Q3 FY 2016 including $27.9 million of cash receipts from hedge settlements as compared to $80.8 million of comparable revenue in Q3 FY 2015

(-13% y/y)

•	TUSA’s pre-hedge oil price differential declined ~16% q/q to $4.14/Bbl
•	Completed 2 gross (1.7 net) operated wells, maintaining inventory of 18 gross (15.8 net) operated wells waiting on completion as of October 31, 2015
•	Latest completion design delivering 15%+ and 25%+ improvement in 60- and 90-day cumulative production, respectively, over analogue offset wells over a broad geographic area
•

TUSA’s cash operating expenses (LOE, Gathering, Transportation and Processing, production taxes, and G&A) per unit were $17.14/Boe in Q3 FY 2016 compared to $19.64/Boe in Q2 FY 2016 (-13% q/q) and $20.65/Boe in Q3 FY 2015 (-17% y/y)

•	RockPile generated $25.8 million of stand-alone revenue in Q3 FY 2016 as compared to $143.5 million in Q3 FY 2015 (-82% y/y)
•	RockPile had -$4.0 million of stand-alone EBITDA during the quarter as efforts to reduce operating and input costs were offset by lower utilization

—  Completed 27 wells in the quarter including 25 for third parties and 2 for TUSA

•

RockPile’s Q4 FY 2016 activity levels are trending well ahead of Q3 FY 2016 supported by increased activity in legacy basins and the establishment of operations in new markets including the Permian Basin where one completion crew is active and other ancillary services are being provided

Segment Financial Results

Q3 FY 2016 stand-alone revenue and Adjusted-EBITDA (reference accompanying “Reconciliation Tables” and “Use of Segment Information and Non-GAAP Measures” disclosures at end of release).

Q3 FY 2016	Revenue	y/y % Change	Adj.-EBITDA	y/y % Change
E&P	$42.9	-47%	$49.1	-14%
RockPile	$25.8	-82%	($4.0)	-112%
Total	$68.7	-69%	$45.1	-51%

*Dollars in U.S. millions. *E&P revenue does not include realized hedge settlements.

*Exploration and production operating segment (“E&P”) Adjusted-EBITDA includes all exploration and production related business lines, and does not include TPC (parent company) other revenues and expenses.

Q3 Fiscal 2016 Summary Consolidated Statement of Operations (in thousands)

	Quarter Ended October 31,
	2014	2015
Revenues
Oil, natural gas and natural gas liquids sales	$ 80,139	$ 42,871
Oilfield services(a)	94,057	22,273
Total revenues	174,196	65,144
Expenses
Lease operating expenses	7,317	10,135
Gathering, transportation and processing	4,380	6,537
Production taxes	8,637	4,052
Depreciation and amortization(a)	32,471	28,396
Impairment of oil and natural gas properties	-	261,000
Accretion of asset retirement obligations	259	75
Oilfield services(a)	70,805	21,700
Corporate and other stock-based compensation	1,587	7,259
E&P stock-based compensation	94	390
RockPile stock-based compensation	146	117
Corporate and other cash G&A expenses	3,693	4,477
E&P cash G&A expenses	2,896	855
RockPile cash G&A expenses	7,043	5,336
Other	1,334	-
Total operating expenses	140,662	350,329

Operating Income (Loss)	33,534	(285,185)

Interest expense, net	(8,984)	(9,877)
Amortization of deferred loan costs	(479)	(852)
Gain on extinguishment of debt	-	4,175
Realized commodity derivative gains (losses)	688	27,857
Unrealized commodity derivative gains (losses)	19,134	(21,044)
Equity investment income (loss)	393	450
Gain (loss) on equity investment derivatives	742	(1,118)
Other income(a)	(330)	(1,405)
Total other income (expense)	11,164	(1,814)

Income (Loss) Before Income Taxes	44,698	(286,999)
Income tax provision (benefit)(b)	19,300	-
Net Income (Loss) Attributable to Common Stockholders	$ 25,398	$ (286,999)

Net Income (Loss) per Common Share
Basic	$ 0.30	$ (3.80)
Diluted(c)	$ 0.26	$ (3.80)

Adjusted Net Income (Loss) per Common Share(d)
Basic	$ 0.17	$ (0.11)
Diluted(c)	$ 0.15	$ (0.11)

Weighted Average Common Shares
Basic	85,242	75,588
Diluted	102,954	75,588

(a) Includes intercompany eliminations; reference Note 3 – Segment Reporting in our Q3 fiscal year 2016 Form 10-Q for additional details

(b) The effective tax rate for the quarter ended October 31, 2014 was approximately 43.2%. Income tax provision is a non-cash expense

(c) Includes interest expense add-back of $0.9 million net of income taxes and amounts capitalized in Q3 fiscal 2015 related to outstanding convertible note

(d) Reference accompanying Reconciliation Tables and Use of Segment Information and Non-GAAP Measures at end of press release for additional detail

Q3 Fiscal 2016 Summary Consolidated Balance Sheet (in thousands)

	January 31, 2015	October 31, 2015
Assets
Cash and equivalents	$ 67,871	$ 36,250
Other current assets	241,638	80,490
Net property and equipment	1,261,006	641,483
Other noncurrent assets	84,355	92,235
Total assets	$ 1,654,870	$ 850,458

Liabilities and Stockholders' Equity
Current liabilities	$ 271,842	$ 139,034
TUSA credit facility	119,272	189,272
RockPile credit facility	104,887	54,130
TUSA 6.75% notes due July 2022	429,500	415,889
5% convertible note	135,877	141,037
Other notes and mortgages payable	10,102	12,566
Other noncurrent liabilities	38,372	5,055
Total stockholders' equity	545,018	(106,525)
Total liabilities and stockholders' equity	$ 1,654,870	$ 850,458

Q3 Fiscal 2016 Production Volumes and Average Pre-Hedging Realized Prices

	Quarter Ended October 31,
	2014	2015
Production volumes
Crude oil (Mbbls)	947	987
Natural gas (MMcf)	654	814
Natural gas liquids (Mbbls)	69	136
Total barrels of oil equivalent (Mboe)	1,125	1,259

Average daily production volumes (Boe/d)	12,228	13,685

Average realized prices:
Crude oil ($ per Bbl)	$ 79.11	$ 40.74
Natural gas ($ per Mcf)	$ 4.59	$ 2.51
Natural gas liquids ($ per Bbl)	$ 32.24	$ 4.52
Total average realized price ($ per Boe)	$ 71.22	$ 34.05

Use of Segment Information and Non-GAAP Measures

(1)

The Company often provides financial metrics for Triangle’s segments of operation. Revenues for each segment are disclosed in notes to the financial statements contained in the Company’s Form 10-K and Form 10-Q filings, but the sum of those stand-alone revenues differ from Triangle’s consolidated revenues for the corresponding reporting period. Triangle’s consolidated revenues would reflect segment revenues reduced for intercompany sales (i.e. for RockPile services to Triangle’s E&P segment).

Triangle also believes that stand-alone segment revenue assists investors in measuring RockPile’s performance as a stand-alone company without eliminating, on a consolidated basis, certain revenues attributable to services for Triangle’s economic interests in wells operated by Triangle’s E&P segment.

(2)

Adjusted-EBITDA represents income before interest expense, income taxes, depreciation and amortization, other non-cash items, and non-recurring items. Adjusted-EBITDA is not a calculation based upon generally accepted accounting principles in the U.S. ("GAAP"). Triangle has presented Adjusted-EBITDA by segment because it regularly reviews Adjusted-EBITDA by segment as a measure of the segment’s operating performance. Triangle also believes Adjusted-EBITDA assists investors in comparing segment performance on a consistent basis without regard to interest expense, income taxes, depreciation and amortization, other non-cash items, and non-recurring items which can vary significantly depending upon many factors.

The total of Adjusted-EBITDA by segment is not indicative of Triangle’s consolidated Adjusted-EBITDA, which reflects other matters such as (i) additional parent company administrative costs, (ii) intercompany eliminations, (iii) paid-in-kind interest expense on the 5% convertible note, and (iv) the use of the equity method, rather than consolidation, for Triangle’s investment in Caliber.  The Adjusted-EBITDA measures presented in the “Reconciliation Tables” may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

Triangle believes that net income before income taxes is the performance measure calculated and presented in accordance with GAAP that is most directly comparable to Adjusted-EBITDA. Net income before income taxes will be significantly affected by consolidated interest expense and full-cost pool amortization. Such amortization varies with changes in proved reserves, well costs during the year, and future plans in developing proved undeveloped reserves.

(3)

Adjusted net income (loss) is defined as net income (loss) applicable to common stockholders adjusted to exclude certain charges or amounts in order to provide users of this financial information with additional meaningful comparisons between current results and the results of prior periods. Triangle presents this measure because (i) it is consistent with the manner in which the Company's performance is measured relative to the performance of its peers, (ii) this measure is more comparable to earnings estimates provided by securities analysts, and (iii) charges or amounts excluded cannot be reasonably estimated and guidance provided by the Company excludes information regarding these types of items. These adjusted amounts are not a measure of financial performance under GAAP. We believe that net income (loss) is the performance measure calculated and presented in accordance with GAAP that is most directly comparable to adjusted net income (loss).

About Triangle

Triangle (NYSE MKT: TPLM) is an independent energy company with a strategic focus on developing the Bakken Shale and Three Forks formations in the Williston Basin of North Dakota and Montana. For more information, visit Triangle's website at www.trianglepetroleum.com.

Conference Call Information

As previously announced, Triangle will host a conference call Wednesday,  December 9, 2015 at 8:30 AM MT (10:30 AM ET) to provide an operational update and financial results of Triangle’s Q3 fiscal 2016, followed immediately by a question and answer session. A live webcast of the conference call can be accessed by visiting the following link: https://www.webcaster4.com/Webcast/Page/1137/11854. Alternatively, interested parties may dial-in using the conference call number (888) 347-6610. International parties may dial-in using (412) 902-4292. The Company recommends dialing into the conference call at least ten minutes before the scheduled start time. A recording of the conference call will be available through December 16, 2015 at (877) 344-7529 (conference # 10076479). For international participants, the replay dial-in number is (412) 317-0088 (conference # 10076479).

Q3 Fiscal 2016 Segment Income and Elimination (in thousands)

	Exploration and Production	Oilfield Services	Corporate and Other(a)	Eliminations and Other		Consolidated Total
Revenues
Oil, natural gas and natural gas liquids sales	$42,871	$-	$-	$-		$42,871
Oilfield services for third parties	-	21,922	-	351		22,273
Intersegment revenues	-	3,881	-	(3,881)		-
Total Revenues	42,871	25,803	-	(3,530)		65,144

Expenses
LOE, GTP, Production Taxes and other expenses	20,724	-	-	-		20,724
Depreciation, amortization and accretion	21,469	6,797	420	(215)		28,471
Impairment of oil and natural gas properties	261,000	-	-	-		261,000
Cost of oilfield services	-	24,664	-	(2,964)		21,700
General and administrative	1,245	5,453	11,736	-		18,434
Total operating expenses	304,438	36,914	12,156	(3,179)		350,329

Operating Income	(261,567)	(11,111)	(12,156)	(351)		(285,185)
Other income (expense), net	2,991	(2,062)	(2,298)	(445)		(1,814)
Net Income (Loss) Before Income Taxes	$(258,576)	$(13,173)	$(14,454)	$(796)	(b)	$(286,999)

(a) Corporate and Other includes Triangle's corporate office and several subsidiaries that management does not consider to be part of the exploration and production or oilfield services segments.  Also included are results from Triangle's investment in Caliber, including any changes in the fair value of equity investment derivatives.  Other than Caliber, these subsidiaries have limited activity

(b) $0.8 million RockPile, Caliber, and other services consolidated elimination results in a $0.8 million reduction in oil and natural gas property expenditures.

*Reference Note 3 – Segment Reporting in our Q3 fiscal year 2016 Form 10-Q for additional details

Reconciliation Tables (in thousands)

A.	Consolidated Adjusted net income per common stockholder (reference disclosure (3) in “Use of Segment Information and Non-GAAP Measures”).

	Quarter Ended October 31,
	2014	2015
Net Income (Loss) Attributable to Common Stockholders	$ 25,398	$ (286,999)
Impairment of oil and natural gas properties	-	261,000
Unrealized (gain) loss on commodity derivatives	(19,134)	21,044
(Gain) loss on equity investment derivatives	(742)	1,118
Gain on extinguishment of debt	-	(4,175)
System conversion costs	1,334	-
Tax adjustment(a)	8,007	-
Adjusted Net Income (Loss)	$ 14,863	$ (8,012)

Adjusted Net Income (Loss) Per Common Share
Basic	$ 0.17	$ (0.11)
Diluted(b)	$ 0.15	$ (0.11)

Weighted Average Common Shares
Basic	85,242	75,588
Diluted	102,954	75,588

(a) Tax adjustment is calculated  by applying Company's effective tax rate of 43.2% for Q3 fiscal 2015 to pre-tax effected adjusting items

(b) Includes interest expense add-back of $0.9 million net of income taxes and amounts capitalized for Q3 fiscal 2015 related to outstanding convertible note

B.	E&P stand-alone Adjusted-EBITDA (reference disclosure (1) and (2) in “Use of Segment Information and Non-GAAP Measures”).

	Quarter Ended October 31,
	2014	2015
Net Income (Loss) Before Income Taxes	$ 37,057	$ (258,576)
Depreciation and amortization	30,291	21,394
Impairment of oil and natural gas properties	-	261,000
Net interest expense	6,846	7,241
Stock-based compensation	94	390
Accretion of asset retirement obligations	259	75
Other	1,813	(3,419)
Unrealized commodity derivative losses (gains)	(19,134)	21,044
Adjusted-EBITDA	$ 57,227	$ 49,149

C.	Oilfield Services stand-alone Adjusted-EBITDA (reference disclosure (1) and (2) in “Use of Segment Information and Non-GAAP Measures”).

	Quarter Ended October 31,
	2014	2015
Net Income (Loss) Before Income Taxes	$ 26,829	$ (13,173)
Depreciation and amortization	6,119	6,797
Stock-based compensation	146	117
Net interest expense	572	793
Other	999	1,456
Adjusted-EBITDA(c)	$ 34,665	$ (4,010)

(c) RockPile Adjusted-EBITDA calculated per RockPile credit facility

Forward-Looking Statements Disclosure

The information presented in this press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements include, but are not limited to, the risks discussed in the Company's annual report on Form 10-K and its other filings with the Securities and Exchange Commission. The forward-looking statements in this press release are made as of the date of this press release, and the Company undertakes no obligation to update any forward-looking statement as a result of new information, future developments, or otherwise.

Contact

Triangle Petroleum Corporation
Joe Magner,  Vice President, Capital Markets
303-260-7125
info@trianglepetroleum.com